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                                                                   EXHIBIT 10.22

                                PROMISSORY NOTE

$4,880,700                                                        April 27, 2000
                                                             Fremont, California

     FOR VALUE RECEIVED, the undersigned Borrower promises to pay to Quintus Corporation, (the "Company"), at its principal offices at 47212 Mission Falls Court, Fremont, California, the principal sum of four million eight hundred eighty thousand seven hundred dollars ($4,880,700), which sum Borrower has received in connection with the exercise of his option, upon the terms and conditions specified below.

     1. Principal. The principal balance of this Note together with all accrued and unpaid interest owing hereunder shall be due and payable in full on April 26, 2004.

     2. Rate of Interest. Interest shall accrue under the Note on any unpaid principal balance at the rate of 6.71 percent (6.71%) per annum, compounded annually.

     3. Prepayment. Prepayment of principal and accrued interest may be made at any time without penalty.

     4. Events of Acceleration. The entire unpaid principal sum of this Note and accrued interest shall become immediately due and payable upon one or more of the following events:

          A.   180 days after Borrower's last day of employment by the Company;
or

          B. the failure of the Borrower to pay when due the principal balance and accrued interest owing under this Note; or

          C. the filing of a petition by or against Borrower under any provisions of the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, or under any similar or other law relating to bankruptcy, insolvency, reorganization or other relief for debtors; the appointment of a receiver, trustee, custodian or liquidator of or for any part of the assets or property of Borrower; the execution by the Borrower of a general assignment for the benefit of creditors; the insolvency of Borrower or Borrower is generally not paying its debts as they become due; or any attachment or like levy on any property of Borrower; or

          D. the occurrence of an event of default under the Stock Pledge Agreement dated as of the date hereof.

     5. Security. Borrower's obligations under this Note shall be secured by a first priority security interest in all shares of Company common stock acquired by Borrower pursuant to the option exercise for which this loan is extended ("Stock") and such shares of Stock shall be pledged pursuant to the Stock Pledge Agreement to be executed by Borrower in the form of Schedule A hereto, all terms of which are incorporated herein by this reference.
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Regardless of any collateral that may secure Borrower's obligations under the
Note, Borrower shall remain personally liable for the payment in full of any indebtedness owing under this Note, and the Company shall have recourse to any and all other assets of the Borrower, in addition to any shares of Stock pledged pursuant to the terms and provisions of the Stock Pledge Agreement, to satisfy Borrower's obligations hereunder.

     6. Costs and Expenses; Attorneys' Fees. If any action is instituted to collect this Note, the Borrower promises to pay all reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Company in connection with the enforcement of the Company's rights and/or the collection of any amounts that become due to the Company under this Note.

     7. Waiver. No previous waiver and no failure or delay by the Company or Borrower in acting with respect to the terms of this Note or the Stock Pledge Agreement shall constitute a waiver of any breach, default, or failure of condition under this Note or the Stock Pledge Agreement executed in connection herewith or the obligations secured thereby. A waiver of any term of this Note, the Stock Pledge Agreement, or of any of the obligations secured thereby must be made in writing and signed by a duly authorized officer of the Company and shall be limited to the express terms of such waiver. Borrower hereby expressly waives presentment and demand for payment at such time as any payments are due under this Note.

     8. Conflicting Agreements. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by the Note, the terms of this Note shall prevail.

     9. Governing Law. This Note shall be construed in accordance with the laws of the State of California.


Signature of Borrower:


/s/ PAUL BARTLETT
---------------------------
Paul Bartlett

Address:
         ------------------

         ------------------

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                             STOCK PLEDGE AGREEMENT


          In order to secure payment of all obligations of Paul Bartlett ("Borrower") to Quintus Corporation, a Delaware corporation (the "Company") having its corporate offices at 47212 Mission Falls Court, Fremont, California, under that certain promissory note dated May 1, 2000 in the original principal amount of $4,880,700 (the "Note") executed by Borrower in favor of the Company, Borrower hereby grants to the Company a security interest in, and assigns, transfers to and pledges with the Company, the following securities and other property:

               (i) the 550,000 shares of Company common stock ("Common Stock") previously delivered to and deposited with the Company as collateral for the Note; and

               (ii) any and all new, additional or different securities or other property subsequently distributed with respect to the shares identified in subparagraph (i) that are to be delivered to and deposited with the Company pursuant to the requirements of paragraph 3 of this Agreement; and

               (iii) any and all other property and money that is delivered to or comes into the possession of the Company pursuant to the terms and provisions of this Agreement; and

               (iv) the proceeds of any sale, exchange or disposition of the property and securities described in subparagraphs (i), (ii) or (iii) above, net of income taxes.

          All of the foregoing property together with any securities, property and money to be assigned to, transferred to and pledged with the Company shall be herein referred to as the "Collateral" and shall be accompanied by one or more stock power assignments properly endorsed to the Company by the Borrower. The Company shall hold the Collateral in accordance with the following terms and provisions:

     1. Warranties. The Borrower hereby warrants to the Company that the Borrower is the owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from all liens, advance claims and other security interests (other than those created hereby).

     2. Rights and Powers. The Company may, without obligation to do so, exercise one or more of the following rights and powers with respect to the
Collateral:

               (a) accept in its discretion, but subject to the applicable limitations of paragraphs 7(a), (c) and (d), other property of the Borrower in exchange for all or part of the Collateral and release Collateral to the Borrower to the extent necessary to effect such exchange, and in such event the money, property or securities received in the exchange shall be held by the Company as substitute security for the Note and all other indebtedness secured hereunder;

               (b) perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this Agreement; and
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               (c)  transfer record ownership of the Collateral to the Company or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an outstanding event of default under paragraph 8 of this Agreement.

          Any action by the Company pursuant to the provisions of this paragraph 2 may be taken without notice to the Borrower. Any costs or expenses (including reasonable attorneys' fees) reasonably incurred in connection with any such action shall be payable by the Borrower and form part of the indebtedness secured hereunder as provided in paragraph 10.

          So long as there exists no event of default under paragraph 8 of this Agreement, the Borrower may exercise all shareholder voting rights and be entitled to receive any and all regular cash dividends paid on the Collateral. Accordingly, until such time as an event of default occurs under this Agreement, all proxy statements and other shareholder materials pertaining to the Collateral shall be delivered to the Borrower at the address indicated below; provided however, if an event of default has occurred hereunder and is continuing, any or all Collateral may be registered, without notice, in the name of the Company or its nominee, and thereafter the Company or its nominee may exercise, without notice, all voting and corporate rights at any meeting of the shareholders of the Company thereof, any and all rights of conversion, exchange or subscription, or any other rights, privileges or options pertaining to the Collateral, all as if the Company were the absolute owner thereof.

          Any cash sums that the Company may receive in the exercise of its rights and powers under paragraph 2(b) above shall be applied to the payment of the Note and any other indebtedness secured hereunder, in such order of application as the Company deems appropriate. Any remaining cash shall be paid over to the Borrower.

     3. Duty to Deliver. Any new, additional or different securities that may now or hereafter become distributable with respect to the Collateral by reason of (i) any stock dividend, stock split or reclassification of the capital stock of the Company, or (ii) any merger, consolidation or other reorganization affecting the capital structure of the Company, shall, upon receipt by the Borrower, be promptly delivered to and deposited with the Company as part of the Collateral hereunder. Such securities shall be accompanied by one or more properly-endorsed stock power assignments.

     4. Care of Collateral. The Company shall exercise reasonable care in the custody and preservation of the Collateral, but shall have no obligation to initiate any action with respect to, or otherwise inform the Borrower of, any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral; provided, however, that the Company will notify the Borrower of any such rights of the Borrower to protect against adverse claims or to protect the Collateral against the possibility of a decline in market value. The Company shall not be obligated to take any action with respect to the Collateral requested by the Borrower unless the request is made in writing and the Company determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.



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            The Company may at any time release and deliver all or part of the
Collateral to the Borrower, and the receipt thereof by the Borrower shall constitute a complete and full acquittance for the Collateral so released and delivered. The Company shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall no longer be subject to the provisions of this Agreement. However, any and all releases of the Collateral shall be effected in compliance with the applicable limitations of paragraphs 7(a) and 7(c).

      5. Payment of Taxes and Other Charges. The Borrower shall pay, prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral, and in the event of the Borrower's failure to do so, the Company may at its election pay any or all of such taxes and charges without contesting the validity or legality thereof. The payments so made shall become part of the indebtedness secured hereunder and until paid shall bear interest at the minimum per annum rate, compounded annually, required to avoid the imputation of interest income to the Company and compensation income to the Borrower under the federal tax laws.

      6. Transfer of Collateral. In connection with the transfer or assignment of all or part of the indebtedness evidenced by the Note (whether by negotiation, discount or otherwise), the Company may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted the Company hereunder with respect to the Collateral so transferred. Upon such transfer, the Company shall be fully discharged from all liability and responsibility for the transferred Collateral. With respect to any Collateral not transferred, the Company shall retain all rights, powers, privileges and remedies provided herein.

      7. Release of Collateral. Provided (i) all indebtedness secured hereunder (other than payments not yet due and payable under the Note) shall at the time have been paid in full or cancelled and (ii) there does not otherwise exist any event of default under paragraph 8, the pledged shares of Common Stock, together with any additional Collateral that may hereafter be pledged and deposited hereunder, shall be released from pledge and returned to the Borrower in accordance with the following provisions:

            (a) Upon payment or prepayment of principal under the Note, together with payment of all accrued interest to date, one or more shares of Common Stock held as Collateral hereunder shall (subject to the applicable limitations of paragraphs 7(c) and (d) below) be released to the Borrower within three (3) days after such payment or prepayment. The number of shares to be so released shall be equal to the number obtained by multiplying (i) the total number of shares of Common Stock held under this Agreement at the time of the payment or prepayment, by (ii) a fraction of the numerator of which shall be the amount of the principal paid or prepaid and the denominator of which shall be the unpaid principal balance of the Note immediately prior to such payment or prepayment. In no event, however, shall any fractional shares be released. In addition, one or more shares of Common Stock held as Collateral hereunder shall (subject to the applicable limitations of paragraphs 7(c) and (d) below) be released to a stock broker designated in writing by the Borrower and acceptable to the Company for the sole purpose of effecting an immediate sale of the released shares and provided that such stock broker agrees to forward any proceeds (up to the balance of principal and interest due under the Note) directly to the Company to be used to satisfy the Note.

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            (b)   Any additional Collateral that may hereafter be pledged and deposited with the Company (pursuant to the requirements of paragraph 3) with respect to the shares of Common Stock pledged hereunder shall be released at the same time the particular shares of Common Stock to which the additional Collateral relates are to be released in accordance with the applicable provisions of paragraph 7(a). Under no circumstances, however, shall any shares of Common Stock or any other Collateral be released if previously applied to the payment of any indebtedness secured hereunder.

            (c) In no event, however, shall any shares of Common Stock be released pursuant to the provisions of paragraph 7(a) or 7(b) if, and to the extent, the fair market value of the Common Stock and all other Collateral that would otherwise remain in pledge hereunder after such release were affected would be less than the unpaid balance of the Note (principal and accrued interest).

            (d) In the event the securities constituting the Collateral become "margin securities" (within the meaning of Section 207.2(i) of Regulation G of the Federal Reserve Board), then the value of the Collateral securing the Note shall not be less than fifty percent (50%) of the current market value of such securities. Accordingly, the number of shares to be released pursuant to paragraph 7(a) or (b) shall be reduced to the extent necessary to comply with Regulation G.

      8. Events of Default. The occurrence of one or more of the following events shall constitute an event of default under this Agreement:

            (a) any default in the payment or performance of any obligation or any defined event of default under the Note.

            (b) Borrower shall fail to perform any obligation or agreement contained herein; or

            (c) any warranty made by Borrower herein shall prove to be incorrect, false or misleading in any material respect; and

            (d)   any attachment or like levy on any property of Borrower.

      Upon the occurrence of any such event of default, the Company may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies granted to a secured party under the provisions of the California Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder.

      Any proceeds realized from the disposition of the Collateral pursuant to the foregoing power of sale shall be applied first to the payment of reasonable expenses incurred by the Company in connection with the disposition, then to the payment of the Note and finally to any other indebtedness secured hereunder. Any surplus proceeds shall be paid over to the Borrower. However, in the event such proceeds prove insufficient to satisfy all obligations of



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
the Borrower under the Note, then the Borrower shall remain personally liable for the resulting deficiency.

      9. Certain Waivers. Borrower waives, to the fullest extent permitted by law, (i) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for Borrower's obligations under the note; (ii) any right to require the Company (a) to proceed against any other person or entity, (b) to exhaust any other collateral or security for any of the Borrower's obligations under the Note, (c) to pursue any remedy in the Company's power, (d) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral, (e) to direct the application of payments or security for any obligations of Borrower under the Note; and (iii) all claims, damages, and demands against the Company arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral.

      10. Other Remedies. The rights, powers and remedies granted to the Company and Borrower pursuant to the provisions of this Agreement shall be in addition to all rights, powers and remedies granted to the Company and Borrower under any statute or rule of law. Any forbearance, failure or delay by the Company or Borrower in exercising any right, power or remedy under this Agreement shall not be deemed to be a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Company and Borrower under this Agreement shall continue in full force and effect unless such right, power or remedy is specifically waived by an instrument executed by the Company or Borrower, as the case may be.

      11. Costs and Expenses. All reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Company in the exercise or enforcement of any right, power or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall constitute a personal liability of the Borrower payable immediately upon demand and bearing interest until paid at the Company's bank interest rate then being earned by the Company on its deposits.

      12. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California and shall be binding upon the executors, administrators, heirs and assigns of the Borrower.

      13. Arbitration. Any controversy between the parties hereto involving the construction or application of any terms, covenants or conditions of this Agreement or the Note, or any claims arising out of or relating to this Agreement or the Note, or the breach hereof or thereof, will be submitted to and settled by final and binding arbitration in Santa Clara, California, in accordance with the rules of the American Arbitration Association then in effect, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. In the event of any arbitration under this Agreement or the Note, the prevailing party shall be entitled to recover from the losing party reasonable expenses, attorneys' fees, and costs incurred therein or in the enforcement or collection of any judgment or award rendered therein. The "prevailing party" means the party determined by the arbitrator to have

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most nearly prevailed, even if such party did not prevail in all matters, not necessarily the one in whose favor a judgment is rendered.

     14. Severability. If any provision of this Agreement is held to be invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Agreement shall be affected hereby.

     IN WITNESS WHEREOF, this Agreement has been executed by the Borrower on this 27 day of April, 2000.



                                        /s/  PAUL BARTLETT
                                        --------------------------------
                                        Signature of Borrower
                                        Paul Bartlett



                                        Address:
                                                  ----------------------
                                                  ----------------------



Agreed to and Accepted by:

QUINTUS CORPORATION

By: /s/  SUSAN SALVESEN
   -------------------

Title:  CFO
     -----------------

Dated:  4/27, 2000
     -----------------



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